Second Quarter 2019 MEMBERMEMBER FDIC FDIC

Forward Looking Statement and Risk Factors This presentation contains or incorporates statements that we believe are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward- looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re- emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries. MEMBER FDIC 2

Corporate Profile • Headquartered in Indiana, PA • $7.3 billion in assets (as of 6.30.19) • $1.3 billion market cap (as of 6.30.19) • Locations in 5 markets • Stock symbol: STBA MEMBER FDIC 3

STBA Investment Thesis STBA Investment Thesis The Right Size • Above peer performance • Big enough to: • Demonstrated expense • Provide full complement of discipline and efficiency products and services • Organic growth • Access technology • Strategic and effective mergers • Access capital markets and expansion • Attract talent • Stable markets with long-term • Expand - mergers and oil and gas benefit acquisitions/de novo • Sound asset quality • Small enough to: • Stay close to our customers • Understand our markets • Be responsive MEMBER FDIC 4

Performance Return on Average Assets Return on Average Equity 1.8% 1.6% 1.50% 1.37% 15.0% 1.4% (2) 1.22% Peer(1) 12.5% (2) 11.60% 1.2% 1.13% 1.08% 9.90% Peer(1)10.43% 1.0% 10.0% 8.94% 8.67% 0.8% 1.03% 7.5% 0.6% 8.37% 5.0% 0.4% 0.2% 2.5% 0.0% 0.0% 2015 2016 2017 2018 2Q YTD 2015 2016 2017 2018 2Q YTD (4) 2019 (4) 2019 Return on Average Tangible Equity(3) 20.0% 17.14% 15.08%(2) 15.09% 15.0% 14.39% 13.71% Peer(1) 10.0% 12.77% 5.0% 0.0% 2015 2016 2017 2018 2Q YTD 2019(4) (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 1Q19 (2)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. (3)Refer to appendix for reconciliation of non-GAAP financial measures. MEMBER FDIC 5 (4)Annualized

Expenses Noninterest Expense / Average Assets Efficiency Ratio(2) 3.0% 70% Peer(1) 2.5% 2.30% 2.21% (1) 2.17% 2.10% 2.06% Peer 2.0% 60% 55.86% 54.06% 53.79% 1.5% 51.77% 50.60% 1.0% 50% 0.5% 0.0% 40% 2015 2016 2017 2018 2Q YTD 2015 2016 2017 2018 2Q YTD (3) 2019 2019 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 1Q19 (2)Refer to appendix for reconciliation of non-GAAP financial measures (3)Annualized MEMBER FDIC 6

Mergers and Expansion Central & Southeast PA Northeast OH Central OH Signed a definitive agreement to acquire Central PA Upstate NY LPO opens in Independence, OH Branch opens in Hillard, OH DNB Financial Corp. Integrity Bank acquired LPO opens in Rochester, NY August 13, 2018 March 4, 2019 June 5, 2019 March 4, 2015 March 24, 2015 Northeast OH Western PA Northeast OH Upstate NY Branch opens in Akron, OH LPO Opens in Pittsburgh, PA Branch Opens in Cuyahoga Falls OH LPO Opens in Buffalo, NY Total Assets December 21, 2015 October 31, 2016 April 22, 2019 May 29, 2019 $7,500 $7,335 $7,252 $7,060 $7,000 $6,943 $6,500 $6,318 866 ) s n $6,000 o i l l i m ( $ $5,500 n i 5,452 $5,000 $4,500 $4,000 2015 2016 2017 2018 6.30.19 S&TBank Integrity Bank MEMBER FDIC 7

Strategic Expansion into SE Pennsylvania MEMBER FDIC 8

Overview of DNB Financial Corporation MEMBER FDIC 9

Our Combined Company MEMBER FDIC 10

Transaction Structure MEMBER FDIC 11

Key Assumptions MEMBER FDIC 12

Estimated Pro Forma Financial Metrics MEMBER FDIC 13

Tangible Book Value Per Share Dilution Model assumes a 12/31/2019 closing date (1)Includes the net effect of deferred tax liabilities associated with amortizable intangible assets. (2)Based upon STBA's closing price of $38.75 as of 6/4/2019. Included consideration for 4,331,121 common shares outstanding, in addition to 29,190 unvested shares of restricted stock MEMBER FDIC 14

Asset Quality Nonperforming Loans / Total Loans Net Charge Offs / Average Loans 1.00% 0.50% 0.76% 0.77% 0.75% 0.40% 0.75% 0.70% 0.30% 0.25% 0.25% Peer(1) 0.22% 0.50% 0.42% 0.18% 0.18% 0.20% 0.25% 0.10% Peer(1) 0.00% 0.00% 2015 2016 2017 2018 2Q YTD (2) 2015 2016 2017 2018 6.30.19 2019 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 1Q19 (2) Annualized MEMBER FDIC 15

Markets S&T Operates in 5 Regional Markets Totals as of 6.30.19 Portfolio Loans - $6,033 Deposits - $5,857 Western PA Western PA Upstate NY 6% $364 60% Other 75% 8% $3,624 8% Central OH $4,398 $502 $474 7% Upstate NY 0% $13 $403 Central OH 1% $61 Northeast OH 2% $74 Northeast OH 14% Central PA 19% $837 $1,140 Central PA Dollars in millions MEMBER FDIC 16

Loans Loan Mix as of 6.30.19 Amount % of Total CRE $2,907 48% C&I 1,560 26% Consumer 1,287 21% Construction 279 5% Total Portfolio Loans $6,033 100% Dollars in millions MEMBER FDIC 17

Deposits Deposit Mix as of 6.30.19 Amount % of Total Money Market $1,742 30% DDA 1,463 25% CD's 1,348 23% Savings 754 13% Int Bear DDA 550 9% Total Deposits $5,857 100% MEMBER FDIC 18 Dollars in millions

Senior Management Name Title Years in Banking Years with S&T Todd D. Brice CEO 33 33 David G. Antolik President & Chief Lending Officer 31 29 Mark Kochvar Chief Financial Officer 33 27 Ernest J. Draganza Chief Risk Officer 32 27 Patrick J. Haberfield Chief Credit Officer 32 9 David P. Ruddock Chief Operating Officer 34 34 Rebecca A. Stapleton Chief Banking Officer 31 31 MEMBER FDIC 19

Valuation Stock Performance Total Annualized Shareholder Return Includes reinvested dividends (Data as of June 30, 2019) 1 YR 3 YR 5 YR 10 YR STBA (11.08)% 18.18% 11.35% 15.01% S&P 600 Bank (5.52)% 13.60% 10.72% 13.89% NASDAQ Bank (8.87)% 12.73% 9.40% 11.40% S&P 500 10.44% 14.21% 10.71% 14.69% Source: Bloomberg Institutional Ownership 63.42% Insider Ownership 2.15% Source: NASDAQ MEMBER FDIC 20

Performance

S&T Bancorp Inc.

Performance Summary

	2Q YTD 2019	2018	2017	2017 Excludes DTA[3]	2016	2015
Net Income (in thousands)	$49,029	$105,334	$72,968	*$86,401*	$71,392	$67,081
Diluted Earnings per Share	$1.43	$3.01	$2.09	*$2.47*	$2.05	$1.98
Dividends Declared per Share	$0.54	$0.99	$0.82		$0.77	$0.73
Total Assets (in millions)	$7,335	$7,252	$7,060		$6,943	$6,318
Total Loans (in millions)	$6,041	$5,949	$5,766		$5,615	$5,063
Total Deposits (in millions)	$5,857	$5,674	$5,428		$5,272	$4,877
Return on Average Assets[1]	1.37%	1.50%	1.03%	*1.22%*	1.08%	1.13%
Return on Average Equity[1]	10.43%	11.60%	8.37%	*9.90%*	8.67%	8.94%
Return on Tangible Equity[1][2]	15.09%	17.14%	12.77%	*15.08%*	13.71%	14.39%
Net Interest Margin (FTE)[1][2]	3.70%	3.64%	3.56%		3.47%	3.56%
Nonperforming Assets/Loans+OREO	0.77%	0.83%	0.42%		0.77%	0.71%
Allowance for Loan Losses/Total Portfolio Loans	1.02%	1.03%	0.98%		0.94%	0.96%
Net Loan Charge-offs/Average Loans[1]	0.25%	0.18%	0.18%		0.25%	0.22%
Risk Based Capital-Total	13.15%	13.21%	12.55%		11.86%	11.60%
Tangible Shareholder Equity/Tangible Assets[2]	9.59%	9.28%	8.72%		8.23%	8.24%

[1] *Annualized basis*

[2] Refer to appendix for reconciliation of non-GAAP financial measures

[3] These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.

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Financial Data

S&T Bancorp Inc.

Income Statement

	2Q YTD 2019	2018	2017	2017 Excludes DTA[1]	2016	2015
Net Interest Income	$121,183	$234,438	$225,733		$203,259	$187,551
Noninterest Income	24,263	49,181	55,462		54,635	51,033
Total Revenue	**145,446**	**283,619**	**281,195**		**257,894**	**238,584**
Noninterest Expense	79,271	145,445	147,907		143,232	136,717
Provision for Loan Losses	7,854	14,995	13,883		17,965	10,388
Net Income Before Taxes	**58,321**	**123,179**	**119,405**		**96,697**	**91,479**
Taxes	9,292	17,845	46,437	*$33,004*	25,305	24,398
Net Income	**$49,029**	**$105,334**	**$72,968**	***$86,401***	**$71,392**	**$67,081**
Diluted Earnings per Share	$1.43	$3.01	$2.09	*$2.47*	$2.05	$1.98

Balance Sheet

	6.30.19	2018	2017	2016	2015
Securities	$668,588	$684,872	$698,291	$693,487	$660,963
Interest-bearing Balances	62,042	82,740	61,965	87,201	41,639
Loans, Net	5,979,856	5,888,023	5,709,544	5,562,437	5,014,786
Other	624,119	596,586	590,455	599,928	600,966
Total Assets	**$7,334,605**	**$7,252,221**	**$7,060,255**	**$6,943,053**	**$6,318,354**
Deposits	$5,856,700	$5,673,922	$5,427,891	$5,272,377	$4,876,611
Borrowings	424,564	604,316	683,081	771,164	580,748
Other Liabilities	88,388	38,222	65,252	57,556	68,758
Equity	964,953	935,761	884,031	841,956	792,237
Total Liabilities & Equity	**$7,334,605**	**$7,252,221**	**$7,060,255**	**$6,943,053**	**$6,318,354**

Dollars in thousands, except per share data

[1]These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.

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Financial Data

S&T Bancorp Inc.

Net Interest Margin

	2Q YTD 2019	2018	2017	2016	2015
Securities - FTE	2.67%	2.62%	2.48%	2.41%	2.48%
Loans - FTE	5.06%	4.72%	4.32%	4.08%	4.09%
Total Interest-earning Assets - FTE	4.81%	4.48%	4.09%	3.87%	3.86%
Deposits	1.44%	1.01%	0.62%	0.51%	0.37%
Borrowings	2.90%	2.19%	1.27%	0.86%	0.71%
Total Costing Liabilities	1.56%	1.18%	0.72%	0.55%	0.40%
Net Interest Margin – FTE[1]	3.70%	3.64%	3.56%	3.47%	3.56%
Purchase Accounting NIM – FTE[1]	3.69%	3.62%	3.53%	3.41%	3.44%

Loan Portfolio

Dollars in thousands	6.30.19	2018	2017	2016	2015
Commercial					
Commercial Real Estate	$2,906,895	$2,921,832	$2,685,994	$2,498,476	$2,166,603
Commercial & Industrial	1,559,727	1,493,416	1,433,266	1,401,035	1,256,830
Construction	267,203	257,197	384,334	455,884	413,444
Total Commercial	**4,733,825**	**4,672,445**	**4,503,594**	**4,355,395**	**3,836,877**
Consumer					
Residential Mortgage	751,355	726,679	698,774	701,982	639,372
Home Equity	464,195	471,562	487,326	482,284	470,845
Installment and Other Consumer	72,041	67,546	67,204	65,852	73,939
Construction	11,784	8,416	4,551	5,906	6,579
Total Consumer	**1,299,375**	**1,274,203**	**1,257,855**	**1,256,024**	**1,190,735**
Total Portfolio Loans	**6,033,200**	**5,946,648**	**5,761,449**	**5,611,419**	**5,027,612**
Total Loans Held for Sale	8,135	2,371	4,485	3,793	35,321
Total Loans	**$6,041,335**	**$5,949,019**	**$5,765,934**	**$5,615,212**	**$5,062,933**

Asset Quality

Dollars in thousands	6.30.19	2018	2017	2016	2015
Total Nonperforming Loans	$45,027	$46,073	$23,938	$42,635	$35,382
Nonperforming Loans/ Total Loans	0.75%	0.77%	0.42%	0.76%	0.70%
Nonperforming Assets/ Total Loans + OREO	0.77%	0.83%	0.42%	0.77%	0.71%
Net Charge-offs (Recoveries)[2]/Average Loans	0.25%	0.18%	0.18%	0.25%	0.22%
Allowance for Loan Losses/Total Portfolio Loans	1.02%	1.03%	0.98%	0.94%	0.96%
Allowance for Loan Losses/Nonperforming Loans	137%	132%	236%	124%	136%

Capital

	6.30.19	2018	2017	2016	2015
Tier 1 Leverage	10.12%	10.05%	9.17%	8.98%	8.96%
Common Tier 1 – Risk-Based Capital	11.35%	11.38%	10.71%	10.04%	9.77%
Tier 1 – Risk-Based Capital	11.68%	11.72%	11.06%	10.39%	10.15%
Total – Risk-Based Capital	13.15%	13.21%	12.55%	11.86%	11.60%
Tangible Common Equity/Tangible Assets[1]	9.59%	9.28%	8.72%	8.23%	8.24%

[1]Refer to appendix for reconciliation of non-GAAP financial measures
[2]2Q YTD Annualized

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Appendix

S&T Bancorp Inc.

APPENDIX – Non-GAAP Measures

Tangible Shareholders' Equity/Tangible Assets (Non-GAAP)

	6.30.19	2018	2017	2016	2015
Total Shareholders' Equity (GAAP basis)	$964,953	$935,761	$884,031	$841,956	$792,237
Less: goodwill and other intangible assets	(289,701)	(290,047)	(295,347)	(296,580)	(298,289)
Tax effect of other intangible assets	474	546	1,287	1,719	2,284
Tangible shareholders' equity (non-GAAP)	**675,726**	**646,260**	**589,971**	**547,095**	**496,232**
Total assets (GAAP basis)	7,334,605	7,252,221	7,060,255	6,943,053	6,318,354
Less: goodwill and other intangible assets	(289,701)	(290,047)	(295,347)	(296,580)	(298,289)
Tax effect of other intangible assets	474	546	1,287	1,719	2,284
Tangible assets (non-GAAP)	**$7,045,378**	**$6,962,720**	**$6,766,195**	**$6,648,192**	**$6,022,349**
Tangible shareholders' equity/tangible assets (non-GAAP)	**9.59%**	**9.28%**	**8.72%**	**8.23%**	**8.24%**

Efficiency Ratio (YTD)(Non-GAAP)

Efficiency ratio (YTD)(non-GAAP)	2Q YTD 2019	2018	2017	2016	2015
Noninterest expense	$79,271	$145,445	$147,907	$143,232	$136,717
Net interest income	121,183	234,438	225,733	203,259	187,551
Plus: taxable equivalent adjustment	1,919	3,804	7,493	7,043	6,123
Net interest income (FTE) (non-GAAP)	**123,102**	**238,242**	**233,226**	**210,302**	**193,674**
Noninterest income	24,263	49,181	55,462	54,635	51,033
Less: securities (gains) losses, net	—	—	(3,000)	—	34
Net interest income (FTE) (non-GAAP) plus noninterest income	**$147,365**	**$287,423**	**$285,688**	**$264,937**	**$244,741**
Efficiency ratio (YTD)(non-GAAP)	**53.79%**	**50.60%**	**51.77%**	**54.06%**	**55.86%**

Return on Average Tangible Shareholders' Equity (Non-GAAP)

	2Q YTD 2019	2018	2017	2016	2015
Net Income [1]	$98,970	$105,334	$72,968	$71,392	$67,081
Plus: amortization of intangibles [1]	697	861	1,233	1,615	1,818
Tax effect of amortization of intangibles [1]	(146)	(181)	(432)	(565)	(636)
Net income before amortization of intangibles [1]	**99,521**	**106,014**	**73,769**	**72,442**	**68,263**
Total average shareholders' equity (GAAP Basis)	948,244	908,355	872,130	823,607	750,069
Less: average goodwill and other intangible assets	(289,869)	(290,380)	(295,937)	(297,377)	(278,130)
Tax effect of other intangible assets	509	614	1,493	1,992	2,283
Tangible average shareholders' equity (non-GAAP)	**$658,884**	**$618,589**	**$577,686**	**$528,222**	**$474,222**
Return on average tangible shareholders' equity (non-GAAP)	**15.09%**	**17.14%**	**12.77%**	**13.71%**	**14.39%**

Net Interest Margin Rate (FTE) (Non-GAAP)

	2Q YTD 2019	2018	2017	2016	2015
Total interest income	$158,214	$289,826	$260,642	$227,774	$203,548
Less: interest expense	(37,031)	(55,388)	(34,909)	(24,515)	(15,997)
Net interest income per consolidated statements of net income	121,183	234,438	225,733	203,259	187,551
Plus: taxable equivalent adjustment	1,919	3,804	7,493	7,043	6,123
Net interest income (FTE) (non-GAAP)	**123,102**	**238,242**	**233,226**	**210,302**	**193,674**
Purchase accounting adjustment	(958)	(1,242)	(1,839)	(2,952)	(6,202)
Purchase accounting net interest income (FTE) (non-GAAP)	**$122,144**	**$237,000**	**$231,387**	**$207,350**	**$187,472**
Average interest earning assets	**$6,707,413**	**$6,549,679**	**$6,549,821**	**$6,067,151**	**$5,432,862**
Net Interest Margin	**3.65%**	**3.58%**	**3.45%**	**3.35%**	**3.45%**
Adjustment to FTE Basis	**0.05%**	**0.06%**	**0.11%**	**0.12%**	**0.11%**
Net Interest Margin (FTE) (non-GAAP)	**3.70%**	**3.64%**	**3.56%**	**3.47%**	**3.56%**
Purchase accounting adjustment	**-0.01%**	**-0.02%**	**-0.03%**	**-0.06%**	**-0.12%**
Purchase accounting NIM – FTE (non-GAAP)	**3.69%**	**3.62%**	**3.53%**	**3.41%**	**3.44%**

Return on Average Equity

	2017
Net Income	$72,968
Plus: DTA re-measurement	13,433
Adjusted net income (non-GAAP)	**86,401**
Average assets	872,130
Plus: DTA re-measurement	589
Average assets (non-GAAP)	**872,719**
Return on average equity (non-GAAP)	**9.90%**

Return on Average Assets

	2017
Net Income	$72,968
Plus: DTA re-measurement	13,433
Adjusted net income (non-GAAP)	**86,401**
Average assets	$7,060,232
Plus: DTA re-measurement	589
Average assets (non-GAAP)	**7,060,821**
Return on average assets (non-GAAP)	**1.22%**

[1] *Annualized basis*

Return on Tangible Shareholders' Equity

	2017
Net Income	$72,968
Plus: DTA re-measurement	13,433
Adjusted net income (non-GAAP)	86,401
Plus: amortization of intangibles	1,233
Tax effect of amortization of intangibles	(432)
Adjusted net income before amortization of intangibles	**87,202**
Average total shareholders' equity	872,130
Plus: DTA re-measurement	589
Less: average goodwill and other intangible assets	(295,937)
Tax effect of average goodwill and other intangible assets	1,493
Average tangible equity (non-GAAP)	**$578,275**
Return on average tangible equity (non-GAAP)	**15.08%**

Net Income and Diluted Earnings Per Share

	2017
Net Income	$72,968
Plus: DTA re-measurement	13,433
Adjusted net income (non-GAAP)	**86,401**
Average shares outstanding - diluted	**34,955**
Diluted earnings per share (non-GAAP)	**$2.47**

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Second Quarter 2019 MEMBERMEMBER FDIC FDIC